Exhibit 99

IMPORTANT NOTICE CONCERNING YOUR RIGHTS
UNDER THE GORMAN-RUPP 401(k) PLAN
October 21, 2005
1.	This notice is to inform you that The Gorman-Rupp Company 401(k) Plan will be changing recordkeeper and available investment options.

2.	As a result of these changes, you will be temporarily unable to direct or diversify investments in your individual accounts, obtain a loan from the Plan, or obtain a distribution from the Plan. This period, during which you will be unable to exercise these rights otherwise available under the Plan, is called a “blackout period” or “transition period.” Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this transition period may affect your retirement planning, as well as your overall financial plan.

3.	The transition period for the Plan is expected to begin during the week of November 20, 2005 and end during the week of January 15, 2006. During this time, you can determine whether the blackout or transition period has started or ended by contacting a NYLIM Participant Service Representative at 1-800-294-3575.

4.	During the transition period (see attached page of important dates) you will be unable to direct or diversify the assets held in your Plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments during the transition period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments.

5.	If you have any questions concerning this notice, you should call a NYLIM Participant Service Representative at 1-800-294-3575. Participant Service Representatives are available from 9:00 a.m. to 8:00 p.m. ET on New York Stock Exchange business days.
New York Life Investment Management LLC
P.O. Box 447
Norwood, MA 02062-0447
Participant Service Center: 800-294-3575
Please note that investment objectives may not be met due to market volatility. Neither NYLIM, nor its affiliates, provide legal, accounting or tax advice. You should obtain advice specific to your circumstances from your own legal, accounting and tax advisors.

Exhibit 99

Stay tuned for more information on your enhanced plan features. If you have any questions, please call 1-800-294-3575.
Gorman-Rupp Company 401(k) Plan
 Important Dates and New Investment Options

Keep this sheet handy during the transition to your new plan provider, New York Life Investment Management LLC [NYLIM). It lists important dates, and shows how your account balance will be transferred to your new investment options. At the end of the transition period, you’ll be able to enjoy all the features of your enhanced plan, including 24-hour access to your account through Benefits Complete.®

1	This is the last day to
	*	Change the investment mix of your current balance or future contributions	December 15, 2005 @ 4:00 pm ET
	*	Change your contribution percentage	December 15, 2005 @ 4:00 pm ET
	*	Request a loan*, in-service withdrawal* or distribution	December 15, 2005 @ 4:00 pm ET
	*	Process an in-kind stock distribution	November 23, 2005 @ 4:00 pm ET

2	Pre-live phone service	November 15, 2005

You will be able to contact the Participant Service Center through Benefits Complete at 1-800-294-3575 to request fund information, order prospectuses and ask general transition questions. Participant Service Representatives are available from 9 a.m. — 8 p.m. ET on New York Stock Exchange business days. For your protection all calls to our Participant Service Center representatives are recorded.

3	Transition period begins	December 15, 2005 @ 4:00 pm ET

During this time, you CANNOT change your investment mix, contribution percentage, or request loans, in-service withdrawals or distributions. However, your payroll contributions and loan repayments will continue to be deducted from your paycheck, and invested according to your instructions.

4	Transfer of account balance**	January 3, 2006

Your account will be transferred to NYLIM for investment in your new investment options listed in the table on the reverse side. Your account balance will be uninvested for at least one day while NYLIM purchases new investment options according to your instructions. Options being transferred in-kind will remain invested during the transition period.

5	Transition period ends	Week of January 15, 2006

You have full access to your account to change your investment mix (current and future), contribution percentage, or request loans, in-service withdrawals and distributions. Now you can start taking advantage of all the interactive features of Benefits Complete.

After this date, you will have access to the full range of services through Benefits Complete — your comprehensive plan resource – at www.bcomplete.com or 1-800-294-3575.

*	Only active participants can request a loan or an in-service withdrawal.

**	In order to invest the assets on the day they are received, New York Life Trust Company must receive a valid trade order prior to the close of the New York Stock Exchange (NYSE) and must receive a wire for the assets or a Federal Reference Number by 6:00 p.m. ET. If these requirements are not met, the assets will be invested on the next NYSE business day.

Exhibit 99

Gorman-Rupp Company 401 (k) Plan
Important Dates and New Investment Options*

How your existing account balance will be transferred to new options
Your current balance and future contributions will be automatically transferred to similar investments in your enhanced plan.
Look at this table to see how your current account balance and future contributions will be invested.

Balances in this fund	▶	Will be invested in this fund

Allegiant Money Market Fund (Inst)	▶	Stable Value Option**

Allegiant Government Mortgage Fund (1)	▶	Fidelity Advisor Inflation Protected Bond Fund (A)

Income Advantage Fund	▶	PIMCO Total Return Fund (A)

Allegiant S&P 500 Index Fund (Inst)	▶	American Funds Washington Mutual Investors Fund (R3)

Janus Fund	▶	American Funds Washington Mutual Investors Fund (R3)

Putnam New Opportunities Fund (A)	▶	Davis New York Venture Fund (A)

White Oak Growth Stock Fund	▶	Mutual Shares Fund (A)

American Century Income & Growth Fund (Adv)	▶	Credit Suisse Large Cap Value Fund (A)

Gabelli Value Fund (A)	▶	Credit Suisse Large Cap Value Fund (A)

Allegiant Small Cap Value Fund (Inst)	▶	Credit Suisse Small Cap Value Fund (A)

Franklin Small-Mid Cap Growth Fund (A)	▶	Fidelity Advisor Small Cap Fund (A)

Janus Worldwide Fund	▶	American Funds Europacific Fund (R3)

Barclays Global Investors LifePath Retirement Fund (I)+	▶	Barclays Global Investors LifePath Retirement Fund (I)

Barclays Global Investors LifePath 2010 Fund (I) +	▶	Barclays Global Investors LifePath 2010 Fund (I)

Barclays Global Investors LifePath 2020 Fund (I) +	▶	Barclays Global Investors LifePath 2020 Fund (I)

AIM Balanced Fund (A)	▶	Barclays Global Investors LifePath 2020 Fund (I)

Barclays Global Investors LifePath 2030 Fund (I) +	▶	Barclays Global Investors LifePath 2030 Fund (I)

Barclays Global Investors LifePath 2040 Fund (I) +	▶	Barclays Global Investors LifePath 2040 Fund (I)

Gorman Rupp Stock +	▶	Gorman Rupp Stock

+	This investment will be transferred in-kind.

Your plan also is introducing new investment options. In addition to the “mapped” investment options listed above, your enhanced Plan has also added the following new investment options:
▶ New Investment Options
MainStay High Yield Corporate Bond Fund (A), Lord Abbett Mid-Cap Value Fund (A), Oppenheimer Global Fund (A), Templeton Foreign Fund (A), Franklin Income Fund (A), American Funds Capital World Bond Fund (R3), Fidelity Advisor New Insights Fund (A), Fidelity Advisor Leveraged Company Stock Fund (A), Fidelity Advisor Value Strategies Fund (A), Credit Suisse Small Cap Value Fund (A), Royce Value Fund (Inv), Fidelity Advisor International Small Cap Opportunity Fund (A), Fidelity Advisor Real Estate Fund (A), T. Rowe Price New Era Fund, RS Partners Fund, Lord Abbett Small Cap Blend Fund, Fidelity Advisor Diversified International Fund (A)

Your current contribution percentage election will apply during and after the transition period unless you choose to change your election by the date indicated in section one of this memo.

** This is not a mutual fund.

Exhibit 99

•	Funds that invest in bonds are subject to interest rate risk and can lose principal value when interest rates rise.

•	High yield securities carry higher risks and some of the Fund’s investments have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility.

•	Unlike other funds, which generally seek to “beat” the market, Index Funds seek to match their respective indices. It is not possible to invest in an index.

•	Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies.

•	Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices, than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than large-capitalization stocks.

•	Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
Please call 1-800-294-3575 for a prospectus. Investors are asked to consider the investment objectives, risks and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.
*	Securities distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054. Ameritrade Corporate Services, 1005 N. Ameritrade Place, Bellevue, NE 68005, member NASD/SIPC serves as broker for self directed brokerage.